================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 12, 2004

                                   ----------

                           RCG COMPANIES INCORPORATED
             (Exact name of registrant as specified in its charter)

                                   ----------

             Delaware                             1-8662                            23-2265039
   (State or other jurisdiction          (Commission File Number)                 (IRS Employer
        of incorporation)                                                      Identification No.)


  6836 Morrison Blvd., Ste. 200, Charlotte, North
                     Carolina                                            28211
     (Address of principal executive offices)                         (Zip Code)

                                 (704) 366-5054
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01     Entry into Material Definitive Agreement

      Effective November 12, 2004, RCG Companies Incorporated ("RCG") entered into an Amendment Agreement ("Agreement") between RCG, its subsidiaries, Flightserv, Inc. ("Flightserv"), FS Tours, Inc. ("VE") and FS SunTours, Inc. ("SunTrips") and MyTravel Canada Holidays Inc., VE Holdings, Inc. and SunTrips, Inc.

      The Agreement amended the Amended and Restated Agreement among the various parties dated October 31, 2003. The Agreement, among other things,

      (1) reduced the Promissory Note to $1 million payable in (i) four (4) equal yearly payments of $100,000, commencing on October 31, 2006 and continuing on the last day of each October through October 31, 2009 and (ii) a final balloon payment in the amount of $600,000 on October 31, 2010.

      (2) Flightserv and/or VE or SunTrips delivered to MyTravel Airways Limited, an affiliate of MyTravel Canada, a Letter of Credit in favor of MyTravel Airways Limited in the aggregate principal amount of $500,000, securing certain obligations of Flightserv, VE and SunTrips to certain MyTravel entities relating to an aircraft lease of a 757 aircraft used by SunTrips for which RCG travel subsidiaries provided indemnification.

      (3) the 3-year travel agreement with MyTravel Canada Holdings for certain services, including the purchasing of hotel accommodations and resort services, was to expire on October 31, 2006 has been extended until October 31, 2010. The services agreement originally provided for payments of $4,500,000 now provides for additional payments of $4,875,000 over the new term of the agreement.

      The agreement is dated November 4, 2004, however it did not become effective until November 12, 2004, the date the above referenced $500,000 Letter of Credit was issued.

      The complete terms of the above agreements, as modified, are qualified in their entirety by the Exhibits to this Report on Form 8-K.

Item 7.01.        Regulation FD Disclosure

      On November 15, 2004, RCG issued a press release announcing the Amended Agreement. A copy of the press release is filed as an exhibit herewith.

Item 9.01.        Financial Statements and Exhibits

Exhibits

Exhibit           Description
-------           -----------

10.1 Amendment Agreement, dated as of November 4, 2004 by and among MyTravel Canada Holdings, Inc., VE Holdings, Inc., SunTrips, Inc., RCG Companies Incorporated, Flightserv, Inc., FS Tours, Inc. and FS SunTours, Inc.

99.1        Press Release dated November 15, 2004

================================================================================

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2004

                                               RCG COMPANIES INCORPORATED


                                               By:  /s/ Michael Pruitt
                                                   -----------------------------
                                                   Michael Pruitt
                                                   President

================================================================================

                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------

10.1 Amendment Agreement, dated as of November 4, 2004 by and among MyTravel Canada Holdings, Inc., VE Holdings, Inc., SunTrips, Inc., RCG Companies Incorporated, Flightserv, Inc., FS Tours, Inc. and FS SunTours, Inc.

99.1        Press Release dated November 15, 2004